UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 23, 2013

AETRIUM INCORPORATED
(Exact name of registrant as specified in its charter)

Minnesota	0-22166	41-1439182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2350 Helen Street, North St. Paul, Minnesota		55109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (651) 770-2000

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)

On December 23, 2013, Aetrium Incorporated (the “Company”) dismissed the accounting firm Grant Thornton LLP (“Grant Thornton”) as its independent registered public accounting firm. The decision was approved by the Company’s Audit Committee.

The reports of Grant Thornton on the Company’s financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2012 and 2011 and through the date of the filing of this Form 8-K, (i) there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Grant Thornton with a copy of the disclosures made in this Current Report on Form 8-K and requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein and, if not, stating the respects in which it does not agree. A copy of the letter furnished by Grant Thornton is attached as Exhibit 16.1 hereto.

(b)

On December 30, 2013, the Company engaged Boulay PLLP (“Boulay”) as the Company’s new independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2013. The appointment of Boulay was approved by the Company’s Audit Committee.

During each of the Company’s two most recent fiscal years and through the interim period preceding the engagement of Boulay, the Company has not consulted with Boulay regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Boulay concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.      Financial Statements and Exhibits.

(d)     Exhibits.

     16.1          Letter from Grant Thornton LLP dated December 30, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2013	AETRIUM INCORPORATED

	By:	/s/ Paul H. Askegaard
Paul H. Askegaard
Chief Financial Officer